UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1.	Report to Stockholders.

2014 JUNE 30 TCW Strategic Income Fund, Inc. Semi-Annual Report

TCW Strategic Income Fund, Inc.

President’s Letter

David S. DeVito President, Chief Executive Officer & Director

Dear Valued Shareholder,

TCW is pleased to present the 2014 semi-annual report for the TCW Strategic Income Fund (“TSI” or “Fund”). TSI is a multi-asset class closed-end fund managed by TCW Investment Management Company and is listed on the New York Stock Exchange. We are proud to share the performance results in the table below, and would like to emphasize the Fund’s on-going strength in returns. For the first half of 2014, the Fund returned 6.14% for the TSI shareholder on a price basis and 4.59% on a net asset value “NAV” basis. This has brought annualized price-based performance to over 13% for the trailing three-year period and to over 22% for the trailing five-year period. The Fund has outperformed 90% and 95% of its peer group (the Morningstar Multi-sector Closed-End Fund universe) over these same three and five year periods, respectively. The Fund’s custom benchmark returned 5.61% for the six months ended June 30, 2014. Calculated on the basis of the price returns of the Fund, performance was higher at 6.14%, outperforming the benchmark. This relates to changes in the discount to NAV at which TSI shares traded in 2014. The share discount to NAV began the year at 8.3% and subsequently narrowed to 7.1%, thus increasing the relative returns of the TSI shares as compared with the underlying net asset valuation. Distributions of $0.0728 and $0.0725 were paid in the first two quarters of 2014. The Fund’s current distribution policy is a net investment income-based policy which is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources.

Fund Performance

		Annualized Return as of June 30, 2014
	YTD	1-Year	3-Year	5-Year	10-Year	Since 3/1/06 (2)	Since 3/5/87 (3)
TSI Price Based Performance	6.14%	6.08%	13.14%	22.11%	14.12%	13.08%	8.69%
TSI NAV Based Performance	4.59%	10.44%	12.81%	20.71%	13.40%	11.75%	9.20%
TSI Custom Benchmark (1)	5.61%	11.91%	8.42%	10.89%	6.89%	7.06%	N/A

(1)	Custom Benchmark Index: 15% S&P 500 with Income, 15% Merrill Lynch Convertible Index, 45% Barclays Capital Aggregate Bond Index, 25% Citi High Yield Cash Pay Index. Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.
(2)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(3)	Inception date of the Fund.

While a host of questions surrounded the economic and market outlook in early 2014 as the Federal Reserve (“Fed”) embarked on its long-signaled “taper” of US Treasury and agency mortgage security purchases, what did seem likely was that heady asset valuations and attendant investment returns would subside as the Fed steadily wound down its Quantitative Easing program. Add in a weather-induced GDP contraction (nearly 3% annualized) from the first quarter and it might have been possible to imagine the year-to-date rally in US Treasury issues, but not the continued ascent of other asset valuations.

President’s Letter (Continued)

So, it came as a mild surprise that equities, as measured by the S&P 500 Index, were up more than 5% in the second quarter and more than 7% on a year-to-date basis. Meanwhile, across non-government fixed income sectors, yield spreads continued to tighten, delivering decidedly positive excess returns, particularly in a strong second quarter that saw the Barclays Aggregate Index return 2%, the Barclays High Yield Index gain 2.4% (now 5.5% year-to-date August), and municipal bonds climb more than 5%. Despite the taper, the extent of the US Treasury rally has been significant, with the 10-Year yield down almost 20 basis points (bps) during the second quarter, and down 50 bps since the recent highs around 3% at the end of 2013. While flight-to-quality activity amidst geopolitical tensions and weak growth are possible reasons for the rally, other drivers include the shrinking supply of US Treasuries as the budget deficit has improved and relative attractiveness of US Treasuries compared to other high quality sovereign debt in Europe and Asia.

Revisiting the economic front, undoubtedly, the harsh winter dampened first quarter data, but the effects faded in the second quarter as manufacturing, housing, and employment showed improvements, suggesting the unlikelihood of a recession but still no breakout. Home sales picked up as mortgage rates edged lower and inventory levels improved. Significantly, non-farm payrolls grew by more than 200,000 for five consecutive months (including the recent June print) and the unemployment rate fell to just over 6% in June. Notable in the downward revision to first quarter GDP was a considerable correction to consumer spending due to an overestimate of layouts for health care and insurance as mandated under the Affordable Care Act. It was against this backdrop that the Fed continued to taper asset purchases. Despite tapering, the Fed, along with other major central banks such as the European Central Bank and Bank of Japan, which announced additional stimulus during the second quarter, remained highly accommodative of the continued use of monetary policy to support economic recovery. These actions flooded markets with liquidity and have dampened volatility measures such as the MOVE and VIX, providing the cover for investors looking to reach out the risk spectrum in their ongoing search for yield.

Expectations for the economy remain consistent with the past several quarters, continued expansion with little evidence of an accelerating pace. While the withdrawal of monetary accommodation would typically presage a slowing, the absence of a sustained breakout – in terms of GDP and job growth—since 2008 suggests that the effect has been far more meaningful on asset valuations than the economy. To the contrary, risks accumulated over the prolonged period of stimulus continue to argue for an upward normalization of rates, particularly if inflation appears. As a result, Fund strategy continues to be largely influenced by a view that interest rate pressures will heighten over time and that late-stage credit cycle dynamics such as increased leverage and looser underwriting standards warrant a cautious and selective investment strategy. Interest rate risk is constrained via a shorter-than-Index duration position and credit risk is managed via selective asset allocation across non-government fixed income sectors.

President’s Letter (Continued)

The table below presents the market value exposures of the Fund across a number of sectors at June 30, 2014:

Sector	Value	% of Value
Residential MBS — Non Agency	$142,836,158	49.6%
Asset Backed Securities	75,870,069	26.3%
Corporate Bonds	26,282,558	9.1%
Short Term Investments	23,507,579	8.2%
Residential MBS — Agency	7,913,816	2.8%
Municipal Bonds	6,987,715	2.4%
Commercial MBS — Non Agency	2,111,823	0.7%
Bank Loans	949,798	0.3%
Convertible Preferred Stocks	855,360	0.3%
Common Stocks	778,847	0.3%
Closed-end Fund (1)	47,371	0.0%

Total	$288,141,094	100.0%

S&P 500 Index Futures (Notional) (2)	$19,524,000	6.8%
10-Year U.S. Treasury Note Futures (Notional) (3)	1,251,719

(1)	With exposure to municipal bonds.
(2)	Unrealized gain, $96,571.
(3)	Unrealized gain, $4,981.

The Fund retains a favorable view on non-agency residential mortgage-backed securities (“MBS”) representing approximately 50% of the Fund’s assets, particularly among floating rate issues which generally offer better total return potential and protection from higher interest rates. Asset-backed securities (“ABS”) continue to represent a relative overweight at 26% of the Fund, with security selection focused on non-traditional ABS collateral types such as student loans. The Fund’s emphasis among commercial MBS has shifted to agency-backed issues with some exposure to super-senior tranches of seasoned and de-levered non-agency commercial MBS. Corporate credit has become marginally less attractive with leverage rising and yield spreads narrowing, thus informing an underweight, particularly among industrial credits. However, financials and utilities remain relatively attractive as both are somewhat protected from increasing leverage due to regulatory oversight. Outside of the investment grade space, bank loans and high yield corporate bonds represent a modest allocation, with a tilt toward issues that are higher in the capital structure and have shorter durations to reduce exposure to interest rate volatility.

TSI’s equity exposure is currently implemented with long positions in S&P 500 Index futures and finished the period at approximately 6.8%. Management intends to gradually decrease this exposure should equity valuations rise further; alternatively, a meaningful correction in equity prices might lead to an increase in the equity allocation.

Modest leverage can be utilized by the Fund through a Line of Credit facility. The Fund does not currently use any of the available $70 million commitment. The use of leverage has been accretive to returns in recent years owing to the general lowering of market rates. However, this may not always be a positive and management has reduced the use of leverage in the Fund. For example, should rates rise or credit or mortgage spreads widen, management’s expectation is that the NAV of the Fund could be adversely impacted.

President’s Letter (Continued)

Our expectations for the remainder of 2014 are for continued slow economic growth with periods of ongoing market volatility. Management is concerned that risk markets may be vulnerable to higher levels of volatility in 2014 and hence management is (1) not actively utilizing leverage, (2) tapering the Fund’s use of credit and high yield instruments, and (3) maintaining a substantial underweight to equity exposure compared to the TSI custom benchmark with equity exposure of 7%, approximately half of the TSI custom benchmark 15% equity allocation.

We greatly appreciate your investment in the Fund and your continuing support of TCW. In the event that you have any additional questions or comments, I invite you to visit our website at www.tcw.com or call our shareholder services department at 1-866-227-8179.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited)	June 30, 2014

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (26.8% of Net Assets)
$1,130,000	321 Henderson Receivables LLC, (13-3A-B), (144A), 5.54%, due 01/15/75 (1)	$1,223,849
982,708	AABS, Ltd., (13-1-B), 6.15%, due 01/10/38 (2)	997,433
718,739	AMUR Finance I LLC, (2012-B), 11%, due 11/21/17	718,736
1,150,000	AMUR Finance I LLC, (2013-1), 10%, due 01/25/22	1,149,995
1,143,119	AMUR Finance I LLC, (2013-2), 10%, due 03/20/24	1,143,114
500,000	ARES XXVI CLO, Ltd., (13-1A-C), (144A), 2.977%, due 04/15/25 (1)(2)	485,582
180,621	Axis Equipment Finance Receivables LLC, (12-1I-D), 5.5%, due 11/20/15	181,161
275,000	Axis Equipment Finance Receivables LLC, (12-1I-E1), 6.25%, due 04/20/16	276,298
425,000	Axis Equipment Finance Receivables LLC, (12-1I-E2), 7%, due 03/20/17	420,751
1,200,000	Babson CLO, Ltd., (13-IA-A), (144A), 1.328%, due 04/20/25 (1)(2)	1,189,985
1,150,000	Babson CLO, Ltd., (14-IA-A1), (144A), 1.72%, due 07/12/25 (1)(2)	1,150,669
1,307,681	Bayview Commercial Asset Trust, (03-2-A), (144A), 0.732%, due 12/25/33 (1)(2)	1,240,108
1,078,548	Bayview Commercial Asset Trust, (04-1-A), (144A), 0.512%, due 04/25/34 (1)(2)	1,017,677
965,488	Bayview Commercial Asset Trust, (04-2-A), (144A), 0.582%, due 08/25/34 (1)(2)	911,185
471,988	Bayview Commercial Asset Trust, (04-3-A1), (144A), 0.522%, due 01/25/35 (1)(2)	439,061
1,586,296	Bayview Commercial Asset Trust, (05-2A-A1), (144A), 0.462%, due 08/25/35 (1)(2)	1,443,011
1,705,509	Bayview Commercial Asset Trust, (05-4A-A1), (144A), 0.452%, due 01/25/36 (1)(2)	1,551,266
1,358,061	Bayview Commercial Asset Trust, (06-4A-A1), (144A), 0.382%, due 12/25/36 (1)(2)	1,183,890
1,000,000	Bayview Commercial Asset Trust, (06-SP1-M1), (144A), 0.602%, due 04/25/36 (1)(2)	874,636
1,008,815	Bayview Commercial Asset Trust, (07-2A-A1), (144A), 0.422%, due 07/25/37 (1)(2)	863,164
646,455	Bayview Commercial Asset Trust, (07-3-A1), (144A), 0.392%, due 07/25/37 (1)(2)	562,304
690,000	Bayview Commercial Asset Trust, (08-4-A3), (144A), 2.902%, due 07/25/38 (1)(2)	673,209
600,000	Blue Hill CLO, Ltd., (13-1A-C1), (144A), 3.227%, due 01/15/26 (1)(2)	594,781
1,100,000	BlueMountain CLO, Ltd., (13-1A-A1), (144A), 1.424%, due 05/15/25 (1)(2)	1,092,473
2,200,000	Brazos Higher Education Authority, Inc., (10-1-A2), 1.427%, due 02/25/35 (2)(3)	2,274,000
1,100,000	Cent CLO 19 LP, (13-19A-A1A), (144A), 1.557%, due 10/29/25 (1)(2)	1,096,507
1,270,118	CIT Education Loan Trust, (07-1-A), (144A), 0.323%, due 03/25/42 (1)(2)	1,189,426
257,292	Cronos Containers Program, Ltd., (12-1A-A), (144A), 4.21%, due 05/18/27 (1)	257,712
330,000	Cronos Containers Program, Ltd., (12-2A-A), (144A), 3.81%, due 09/18/27 (1)	334,217
1,150,000	Dryden XXVI Senior Loan Fund, (13-26A-A), (144A), 1.327%, due 07/15/25 (1)(2)	1,137,340
500,000	Dryden XXVIII Senior Loan Fund, (13-28A-A3L), (144A), 2.924%, due 08/15/25 (1)(2)	490,027
1,260,000	Education Loan Asset-Backed Trust I, (13-1-A2), (144A), 0.952%, due 04/26/32 (1)(2)	1,263,463
675,000	EFS Volunteer LLC, (10-1-A2), (144A), 1.089%, due 10/25/35 (1)(2)	671,860
1,500,000	EFS Volunteer No 2 LLC, (12-1-A2), (144A), 1.5%, due 03/25/36 (1)(2)	1,538,977
2,702,187	GCO Education Loan Funding Trust, (06-2AR-A1RN), (144A), 0.8%, due 08/27/46 (1)(2)	2,607,612
516,693	GE Business Loan Trust, (03-2A-A), (144A), 0.522%, due 11/15/31 (1)(2)	491,367
250,247	GE Business Loan Trust, (04-1-A), (144A), 0.442%, due 05/15/32 (1)(2)	241,711
392,717	GE Business Loan Trust, (04-2A-A), (144A), 0.372%, due 12/15/32 (1)(2)	377,329
738,260	GE Business Loan Trust, (05-1A-A3), (144A), 0.402%, due 06/15/33 (1)(2)	706,751
682,777	GE Business Loan Trust, (05-2A-A), (144A), 0.392%, due 11/15/33 (1)(2)	652,839
441,256	Goal Capital Funding Trust, (06-1-B), 0.677%, due 08/25/42 (2)	405,608
1,175,000	GoldenTree Loan Opportunities VII, Ltd., (13-7A-A), (144A), 1.379%, due 04/25/25 (1)(2)	1,163,976
1,200,000	GoldenTree Loan Opportunities VIII, Ltd., (14-8A-A), (144A), 1.679%, due 04/19/26 (1)(2)	1,200,824
568,228	Higher Education Funding I, (14-1-A), (144A), 1.277%, due 05/25/34 (1)(2)	569,396
1,200,000	ING Investment Management CLO, Ltd., (13-2A-A1), (144A), 1.379%, due 04/25/25 (1)(2)	1,185,898
270,000	ING Investment Management CLO, Ltd., (14-1A-A1), (144A), 1.769%, due 04/18/26 (1)(2)	269,942
1,016,600	KKR Financial CLO, Ltd., (05-1A-B), (144A), 0.678%, due 04/26/17 (1)(2)	1,010,756

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (Continued)
$542,250	Leaf II Receivables Funding LLC, (13-1-E2), (144A), 6%, due 09/15/21 (1)	$516,439
1,109,092	MAPS CLO Fund II, Ltd., (07-2A-A1), (144A), 0.468%, due 07/20/22 (1)(2)	1,079,679
1,350,000	National Collegiate Master Student Loan Trust I, (02-2-AR10), (144A), 3.652%, due 11/01/42 (1)(2)	1,350,000
912,771	National Collegiate Student Loan Trust, (06-3-A3), 0.302%, due 10/25/27 (2)	901,167
650,000	National Collegiate Student Loan Trust, (07-4-A2A3), 3.653%, due 12/26/25 (2)	647,292
575,000	Nelnet Student Loan Trust, (14-4A-A2), (144A), 1.099%, due 11/25/43 (1)(2)	577,426
1,200,000	Nomad CLO, Ltd., (13-1A-A1), (144A), 1.427%, due 01/15/25 (1)(2)	1,191,286
2,200,000	North Carolina State Education Assistance Authority, (11-1-A3), 1.129%, due 10/25/41 (2)(3)	2,206,657
570,000	Octagon Investment Partners XVIII, Ltd., (13-1A-B), (144A), 2.975%, due 12/16/24 (1)(2)	555,590
947,134	Peachtree Finance Co. LLC, (2005-B-A), (144A), 4.71%, due 04/15/48 (1)	987,700
1,000,000	Scholar Funding Trust, (12-B-A2), (144A), 1.25%, due 03/28/46 (1)(2)	1,026,859
623,467	SLC Student Loan Trust, (04-1-B), 0.514%, due 08/15/31 (2)	563,663
512,742	SLC Student Loan Trust, (05-2-B), 0.511%, due 03/15/40 (2)	462,153
725,844	SLC Student Loan Trust, (06-1-B), 0.441%, due 03/15/39 (2)	648,010
1,000,000	SLC Student Loan Trust, (06-2-A5), 0.331%, due 09/15/26 (2)(3)	982,382
2,600,000	SLM Private Credit Student Loan Trust, (04-A-A3), 0.631%, due 06/15/33 (2)(3)	2,486,349
2,500,000	SLM Private Credit Student Loan Trust, (04-B-A3), 0.561%, due 03/15/24 (2)(3)	2,342,887
2,300,000	SLM Student Loan Trust, (03-11-A6), (144A), 0.981%, due 12/15/25 (1)(2)	2,300,662
634,693	SLM Student Loan Trust, (04-2-B), 0.699%, due 07/25/39 (2)	592,621
660,309	SLM Student Loan Trust, (05-4-B), 0.409%, due 07/25/40 (2)	593,443
715,284	SLM Student Loan Trust, (05-9-B), 0.529%, due 01/25/41 (2)	654,812
1,400,000	SLM Student Loan Trust, (06-2-A6), 0.399%, due 01/25/41 (2)(3)	1,297,236
1,400,000	SLM Student Loan Trust, (06-8-A6), 0.389%, due 01/25/41 (2)	1,273,609
217,555	SLM Student Loan Trust, (07-6-B), 1.079%, due 04/27/43 (2)	198,840
150,000	SLM Student Loan Trust, (07-7-B), 0.979%, due 10/25/28 (2)	138,969
135,588	SLM Student Loan Trust, (07-8-B), 1.229%, due 04/27/43 (2)	127,091
225,000	SLM Student Loan Trust, (08-2-B), 1.429%, due 01/25/29 (2)	206,610
225,000	SLM Student Loan Trust, (08-3-B), 1.429%, due 04/25/29 (2)	208,538
225,000	SLM Student Loan Trust, (08-4-B), 2.079%, due 04/25/29 (2)	225,085
225,000	SLM Student Loan Trust, (08-5-B), 2.079%, due 07/25/29 (2)	231,368
225,000	SLM Student Loan Trust, (08-6-B), 2.079%, due 07/25/29 (2)	225,040
225,000	SLM Student Loan Trust, (08-7-B), 2.079%, due 07/25/29 (2)	226,767
225,000	SLM Student Loan Trust, (08-8-B), 2.479%, due 10/25/29 (2)	234,669
225,000	SLM Student Loan Trust, (08-9-B), 2.479%, due 10/25/29 (2)(3)	238,180
675,000	Sound Point CLO, Ltd., (12-1A-C), (144A), 3.528%, due 10/20/23 (1)(2)	675,056
899,777	Structured Receivables Finance LLC, (10-A-B), (144A), 7.614%, due 01/16/46 (1)	1,082,573
500,000	Structured Receivables Finance LLC, (10-B-B), (144A), 7.97%, due 08/15/36 (1)	621,763
1,500,000	Student Loan Consolidation Center, (02-2-B2), (144A), 1.649%, due 07/01/42 (1)(2)	1,156,746
700,000	Symphony CLO, Ltd., (12-9A-C), (144A), 3.479%, due 04/16/22 (1)(2)	700,065
256,667	TAL Advantage I LLC, (06-1A-NOTE), (144A), 0.375%, due 04/20/21 (1)(2)	254,106
605,720	Trinity Rail Leasing LP, (06-1A-A1), (144A), 5.9%, due 05/14/36 (1)	665,977
85,417	Triton Container Finance LLC, (07-1A-NOTE), (144A), 0.29%, due 02/26/19 (1)(2)	85,232
605,347	Vermont Student Assistance Corp., (12-1-A), 0.851%, due 07/28/34 (2)(3)	607,596

	Total Asset-Backed Securities (Cost: $78,669,546)	75,870,069

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

June 30, 2014

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (53.9%)
	Commercial Mortgage-Backed Securities — Non-Agency (0.7%)
$1,972,403	DBRR Trust, (11-LC2-AC4), (144A), 4.537%, due 07/12/44 (1)(2)	$2,111,823

	Residential Mortgage-Backed Securities — Agency (2.8%)
335,640	Federal Home Loan Mortgage Corp., (1673-SD), 13.854%, due 02/15/24(I/F) (PAC) (2)	426,722
724,745	Federal Home Loan Mortgage Corp., (1760-ZD), 2.07%, due 02/15/24 (2)(3)	734,251
235,424	Federal Home Loan Mortgage Corp., (2990-JK), 21.397%, due 03/15/35(I/F) (2)(3)	329,164
5,964,957	Federal Home Loan Mortgage Corp., (3122-SG), 5.478%, due 03/15/36(I/O) (I/F) (TAC) (PAC) (2)(3)	923,816
2,171,691	Federal Home Loan Mortgage Corp., (3239-SI), 6.498%, due 11/15/36(I/O) (I/F) (PAC) (2)(3)	356,841
1,275,116	Federal Home Loan Mortgage Corp., (3323-SA), 5.958%, due 05/15/37(I/O) (I/F) (2)(3)	162,174
922,910	Federal Home Loan Mortgage Corp., (3459-JS), 6.098%, due 06/15/38(I/O) (I/F) (2)(3)	106,440
4,206,752	Federal Home Loan Mortgage Corp., (4030-HS), 6.458%, due 04/15/42(I/O) (I/F) (2)(3)	736,922
6,206,565	Federal National Mortgage Association, (04-53-QV), 1.59%, due 02/25/34(I/O) (I/F) (2)(3)	215,626
813,545	Federal National Mortgage Association, (07-42-SE), 5.958%, due 05/25/37(I/O) (I/F) (2)(3)	109,078
5,950,777	Federal National Mortgage Association, (07-48-SD), 5.948%, due 05/25/37(I/O) (I/F) (2)(3)	902,814
1,094,273	Federal National Mortgage Association, (09-69-CS), 6.598%, due 09/25/39(I/O) (I/F) (2)(3)	157,446
5,793,326	Government National Mortgage Association, (06-35-SA), 6.447%, due 07/20/36(I/O) (I/F) (2)(3)	918,904
10,328,408	Government National Mortgage Association, (06-61-SA), 4.597%, due 11/20/36(I/O) (I/F) (TAC) (2)(3)	1,016,948
6,152,568	Government National Mortgage Association, (08-58-TS), 6.247%, due 05/20/38(I/O) (I/F) (TAC) (2)(3)	816,670

	Total Residential Mortgage-Backed Securities — Agency	7,913,816

	Residential Mortgage-Backed Securities — Non-Agency (50.4%)
1,894,938	ACE Securities Corp., (06-ASP3-A2C), 0.302%, due 06/25/36 (2)	1,572,067
1,942,451	ACE Securities Corp., (07-ASP1-A2C), 0.412%, due 03/25/37 (2)	1,159,625
1,890,333	Adjustable Rate Mortgage Trust, (05-4-6A22), 2.891%, due 08/25/35 (2)	753,770
1,091,284	Adjustable Rate Mortgage Trust, (06-1-2A1), 3.033%, due 03/25/36 (2)(4)	827,670
1,910,162	Asset-Backed Funding Certificates, (05-HE2-M2), 0.902%, due 06/25/35 (2)	1,867,498
3,000,000	Asset-Backed Securities Corp. Home Equity, (06-HE3-A5), 0.42%, due 03/25/36 (2)	2,271,489
3,100,000	Asset-Backed Securities Corp. Home Equity, (07-HE1-A4), 0.29%, due 12/25/36 (2)	2,328,570
1,214,916	Banc of America Alternative Loan Trust, (05-10-1CB1), 0.552%, due 11/25/35 (2)	945,151
1,399,800	Banc of America Funding Trust, (06-3-4A14), 6%, due 03/25/36	1,407,796
998,579	Banc of America Funding Trust, (06-3-5A3), 5.5%, due 03/25/36	962,285
774,346	BCAP LLC Trust, (09-RR4-1A1), (144A), 9.5%, due 06/26/37 (1)	815,154
898,270	BCAP LLC Trust, (10-RR11-3A2), (144A), 2.705%, due 06/27/36 (1)(2)	901,438
1,124,842	BCAP LLC Trust, (11-RR3-1A5), (144A), 2.7%, due 05/27/37 (1)(2)	1,125,845
1,713,391	BCAP LLC Trust, (11-RR3-5A3), (144A), 5.094%, due 11/27/37 (1)(2)	1,661,964
825,543	BCAP LLC Trust, (11-RR4-1A3), (144A), 2.86%, due 03/26/36 (1)(2)	804,268
916,984	BCAP LLC Trust, (11-RR5-1A3), (144A), 2.53%, due 03/26/37 (1)(2)	903,946
613,893	BCAP LLC Trust, (11-RR5-2A3), (144A), 1.937%, due 06/26/37 (1)(2)	619,878
1,424,759	Bear Stearns Adjustable Rate Mortgage Trust, (07-4-22A1), 5.062%, due 06/25/47 (2)(4)	1,303,680

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$966,695	Bear Stearns Asset-Backed Securities Trust, (05-AC6-1A3), 5.5%, due 09/25/35 (2)	$1,008,940
863,148	Bear Stearns Asset-Backed Securities Trust, (06-IM1-A1), 0.382%, due 04/25/36 (2)(4)	736,686
455,990	Centex Home Equity Loan Trust, (05-A-AF5), 5.28%, due 01/25/35	472,629
3,100,000	Centex Home Equity Loan Trust, (06-A-AV4), 0.402%, due 06/25/36 (2)	2,781,097
3,166,848	Citigroup Mortgage Loan Trust, Inc., (05-8-1A1A), 2.549%, due 10/25/35 (2)	2,717,323
2,129,501	CitiMortgage Alternative Loan Trust, (06-A3-1A7), 6%, due 07/25/36 (4)	1,884,898
1,224,213	CitiMortgage Alternative Loan Trust, (06-A5-1A8), 6%, due 10/25/36 (4)	1,082,672
486,891	Conseco Finance Securitizations Corp., (01-4-A4), 7.36%, due 08/01/32	545,225
1,200,000	Countryplace Manufactured Housing Contract Trust, (07-1-A4), (144A), 5.846%, due 07/15/37 (1)(2)	1,208,839
1,473,175	Countrywide Asset-Backed Certificates, (07-13-2A1), 1.052%, due 10/25/47 (2)	1,290,964
1,981,397	Countrywide Home Loans, (04-HYB4-B1), 2.499%, due 09/20/34 (2)	127,334
64,531,672	Countrywide Home Loans, (06-14-X), 0.289%, due 09/25/36(I/O) (2)(3)(5)	664,031
2,598,619	Countrywide Home Loans, (06-HYB2-1A1), 2.73%, due 04/20/36 (2)(4)	1,842,359
656,983	Credit Suisse First Boston Mortgage Securities Corp., (04-AR5-11A2), 0.892%, due 06/25/34 (2)(3)	646,238
2,197,013	Credit Suisse First Boston Mortgage Securities Corp., (05-12-1A1), 6.5%, due 01/25/36 (4)	1,757,380
1,379,487	Credit Suisse Mortgage Capital Certificates, (06-6-1A8), 6%, due 07/25/36 (4)	1,131,723
1,074,372	Credit-Based Asset Servicing and Securitization LLC, (03-CB3-AF1), 3.379%, due 12/25/32	1,049,008
1,964,074	Credit-Based Asset Servicing and Securitization LLC, (06-CB1-AF2), 5.236%, due 01/25/36	1,441,926
3,272,848	Credit-Based Asset Servicing and Securitization LLC, (06-CB2-AF2), 5.501%, due 12/25/36	2,215,064
1,190,529	Credit-Based Asset Servicing and Securitization LLC, (07-CB2-A2B), 5.505%, due 02/25/37	883,432
1,903,079	Credit-Based Asset Servicing and Securitization LLC, (07-CB3-A3), 4.211%, due 03/25/37	1,167,432
3,875,070	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AB2-A2), 6.16%, due 06/25/36 (2)(4)	3,225,975
1,599,240	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AR6-A6), 0.342%, due 02/25/37 (2)(4)	1,198,697
1,195,000	Deutsche Mortgage Securities, Inc. REMIC Trust, (10-RS2-A3), (144A), 3.991%, due 06/28/47 (1)(2)	1,211,497
416,177	DSLA Mortgage Loan Trust, (06-AR2-2A1A), 0.462%, due 10/19/36 (2)	352,978
1,666,480	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF13-A2C), 0.312%, due 10/25/36 (2)	1,353,357
2,154,937	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF18-A2D), 0.362%, due 12/25/37 (2)	1,334,421
1,293,703	First Horizon Alternative Mortgage Securities Trust, (05-AA10-2A1), 2.246%, due 12/25/35 (2)	1,148,075
1,429,431	Green Tree, (08-MH1-A2), (144A), 8.97%, due 04/25/38 (1)(2)	1,550,595
607,524	Green Tree, (08-MH1-A3), (144A), 8.97%, due 04/25/38 (1)(2)	653,118
649,308	Green Tree Financial Corp., (96-6-M1), 7.95%, due 09/15/27	723,992

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

June 30, 2014

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$906,018	Green Tree Financial Corp., (96-7-M1), 7.7%, due 09/15/26 (2)	$976,848
608,717	Green Tree Financial Corp., (97-3-A5), 7.14%, due 03/15/28	652,775
252,352	Green Tree Financial Corp., (97-3-A7), 7.64%, due 03/15/28 (2)	272,474
617,510	Green Tree Financial Corp., (98-3-A6), 6.76%, due 03/01/30 (2)	658,008
709,350	Green Tree Financial Corp., (98-4-A5), 6.18%, due 04/01/30	734,200
606,584	Green Tree Financial Corp., (98-4-A6), 6.53%, due 04/01/30 (2)	634,926
642,301	Green Tree Financial Corp., (98-4-A7), 6.87%, due 04/01/30 (2)	684,978
426,429	Greenpoint Manufactured Housing, (99-5-A5), 7.82%, due 12/15/29 (2)	437,203
153,505	Greenpoint Mortgage Funding Trust, (05-HE4-1A1), 0.592%, due 07/25/30 (2)	151,581
2,294,478	GSAA Home Equity Trust, (06-13-AF6), 6.04%, due 07/25/36	1,511,808
1,581,026	GSAMP Trust, (06-FM3-A2C), 0.352%, due 11/25/36 (2)	891,931
1,022,762	GSC Capital Corp. Mortgage Trust, (06-2-A1), 0.332%, due 05/25/36 (2)(4)	732,025
920,945	GSR Mortgage Loan Trust, (05-AR3-6A1), 2.613%, due 05/25/35 (2)	869,179
967,311	HSI Asset Loan Obligation Trust, (07-2-2A12), 6%, due 09/25/37	936,353
1,000,000	HSI Asset Securitization Corp. Trust, (06-OPT2-2A4), 0.442%, due 01/25/36 (2)	951,961
3,412,492	IndyMac INDX Mortgage Loan Trust, (04-AR6-5A1), 2.523%, due 10/25/34 (2)	3,253,600
1,530,653	IndyMac INDX Mortgage Loan Trust, (05-AR19-A1), 4.752%, due 10/25/35 (2)(4)	1,331,008
3,094,016	IndyMac INDX Mortgage Loan Trust, (06-AR13-A4X), 4.035%, due 07/25/36(I/O) (2)(5)	110,727
2,208,789	IndyMac INDX Mortgage Loan Trust, (07-AR5-2A1), 2.659%, due 05/25/37 (2)(4)	1,647,602
2,051,841	IndyMac INDX Mortgage Loan Trust, (07-FLX2-A1C), 0.342%, due 04/25/37 (2)	1,519,887
405,875	IndyMac Manufactured Housing Contract, (98-2-A4), 6.64%, due 08/25/29 (2)	405,023
1,096,134	JPMorgan Alternative Loan Trust, (06-A2-5A1), 4.93%, due 05/25/36 (2)(4)	864,123
533,982	JPMorgan Mortgage Trust, (07-S2-1A1), 5%, due 06/25/37 (4)	436,742
508,258	Lehman ABS Manufactured Housing Contract Trust, (01-B-A6), 6.467%, due 04/15/40 (2)	545,900
1,968,106	Lehman XS Trust, (06-10N-1A3A), 0.362%, due 07/25/46 (2)(4)	1,551,865
2,869,835	Lehman XS Trust, (06-12N-A31A), 0.352%, due 08/25/46 (2)(4)	2,233,116
1,700,000	Long Beach Mortgage Loan Trust, (04-4-M1), 1.052%, due 10/25/34 (2)	1,617,106
1,927,932	MASTR Alternative Loans Trust, (07-HF1-4A1), 7%, due 10/25/47 (4)	1,421,115
2,000,000	MASTR Asset-Backed Securities Trust, (07-HE1-A4), 0.432%, due 05/25/37 (2)	1,301,548
1,169,796	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2B), 0.282%, due 06/25/37 (2)	752,773
2,388,698	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2C), 0.332%, due 06/25/37 (2)	1,615,905
982,205	Merrill Lynch Mortgage-Backed Securities Trust, (07-2-1A1), 2.5%, due 08/25/36 (2)(4)	898,988
622,103	Mid-State Trust, (04-1-B), 8.9%, due 08/15/37	749,204
622,103	Mid-State Trust, (04-1-M1), 6.497%, due 08/15/37	679,522
282,162	Mid-State Trust, (6-A1), 7.34%, due 07/01/35	305,300
442,606	Mid-State Trust, (6-A3), 7.54%, due 07/01/35	476,152
1,196,058	Morgan Stanley ABS Capital I, Inc. Trust, (03-NC6-M1), 1.352%, due 06/25/33 (2)	1,161,006
184,605	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M2), 0.932%, due 07/25/35 (2)	179,824
1,500,000	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M3), 0.947%, due 07/25/35 (2)	1,451,243
1,611,465	Morgan Stanley ABS Capital I, Inc. Trust, (07-15AR-4A1), 4.709%, due 11/25/37 (2)	1,222,045
1,588,000	Morgan Stanley Home Equity Loan Trust, (06-2-A4), 0.432%, due 02/25/36 (2)	1,410,079
1,251,132	MortgageIT Trust, (05-5-A1), 0.412%, due 12/25/35 (2)	1,185,997
3,000,000	Nationstar Home Equity Loan Trust, (07-B-2AV3), 0.402%, due 04/25/37 (2)	2,343,795
1,152,084	New Century Home Equity Loan Trust, (05-3-M1), 0.632%, due 07/25/35 (2)	1,147,715
1,980,098	Nomura Asset Acceptance Corp., (06-AR1-1A), 3.68%, due 02/25/36 (2)(4)	1,490,743

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$2,514,264	Novastar Home Equity Loan, (06-2-A2C), 0.302%, due 06/25/36 (2)	$1,439,738
494,068	Oakwood Mortgage Investors, Inc., (01-D-A3), 5.9%, due 09/15/22 (2)	435,648
807,916	Oakwood Mortgage Investors, Inc., (01-D-A4), 6.93%, due 09/15/31 (2)	758,384
612,128	Oakwood Mortgage Investors, Inc., (02-A-A3), 6.03%, due 05/15/24 (2)	610,250
864,992	Oakwood Mortgage Investors, Inc., (98-A-M), 6.825%, due 05/15/28 (2)	944,197
319,675	Oakwood Mortgage Investors, Inc., (98-D-A), 6.4%, due 01/15/29	326,347
648,078	Oakwood Mortgage Investors, Inc., (99-B-A4), 6.99%, due 12/15/26	694,902
721,387	Origen Manufactured Housing Contract Trust, (04-A-M2), 6.64%, due 01/15/35 (2)	793,236
592,103	Origen Manufactured Housing Contract Trust, (05-A-M1), 5.46%, due 06/15/36 (2)	622,727
1,810,000	Park Place Securities, Inc., (05-WCW1-M1), 0.602%, due 09/25/35 (2)	1,800,090
691,905	Popular ABS Mortgage Pass-Through Trust, (05-3-AF4), 4.776%, due 07/25/35 (2)	703,294
2,131,403	Residential Accredit Loans, Inc., (05-QA7-A1), 0%, due 07/25/35 (2)(4)	1,678,593
1,514,552	Residential Accredit Loans, Inc., (05-QA8-CB21), 3.28%, due 07/25/35 (2)(4)	1,273,574
1,242,127	Residential Accredit Loans, Inc., (06-QS1-A3), 5.75%, due 01/25/36(PAC) (4)	1,111,450
28,964,282	Residential Accredit Loans, Inc., (06-QS11-AV), 0.331%, due 08/25/36(I/O) (2)(5)	398,143
14,011,286	Residential Accredit Loans, Inc., (06-QS6-1AV), 0.742%, due 06/25/36(I/O) (2)(5)	453,293
2,723,483	Residential Accredit Loans, Inc., (06-QS8-A3), 6%, due 08/25/36 (4)	2,194,381
31,911,966	Residential Accredit Loans, Inc., (07-QS2-AV), 0.314%, due 01/25/37(I/O) (2)(5)	438,679
32,037,549	Residential Accredit Loans, Inc., (07-QS3-AV), 0.325%, due 02/25/37(I/O) (2)(5)	468,677
776,419	Residential Accredit Loans, Inc., (07-QS6-A62), 5.5%, due 04/25/37(TAC) (4)	609,171
4,608,803	Residential Asset Securitization Trust, (07-A5-AX), 6%, due 05/25/37(I/O) (5)	978,414
92,602,586	Residential Funding Mortgage Securities, (06-S9-AV), 0.309%, due 09/25/36(I/O) (2)(5)	1,219,622
308,504	Residential Funding Mortgage Securities II, (01-HI3-AI7), 7.56%, due 07/25/26	315,383
4,614,000	Securitized Asset-Backed Receivables LLC Trust, (07-NC2-A2C), 0.372%, due 01/25/37 (2)	2,659,906
990,419	Structured Adjustable Rate Mortgage Loan Trust, (05-20-1A1), 2.525%, due 10/25/35 (2)(4)	744,244
967,463	Structured Adjustable Rate Mortgage Loan Trust, (07-9-2A1), 5.981%, due 10/25/47 (2)(4)	756,927
1,173,154	Structured Asset Mortgage Investments, Inc., (07-AR6-A1), 1.623%, due 08/25/47 (2)	1,055,906
1,000,000	Structured Asset Securities Corp., (05-WF4-M2), 0.582%, due 11/25/35 (2)	933,903
210,574	UCFC Manufactured Housing Contract, (97-4-A4), 6.995%, due 04/15/29 (2)	208,810
483,278	Vanderbilt Acquisition Loan Trust, (02-1-A4), 6.57%, due 05/07/27 (2)	505,388
404,179	Vanderbilt Acquisition Loan Trust, (02-1-M1), 7.33%, due 05/07/32 (2)	448,120
900,000	Vanderbilt Mortgage Finance, (02-C-A5), 7.6%, due 12/07/32 (3)	950,407
3,187,511	WAMU Asset-Backed Certificates, (07-HE1-2A3), 0.302%, due 01/25/37 (2)	1,830,340
1,500,000	Wells Fargo Home Equity Trust, (06-2-A4), 0.402%, due 07/25/36 (2)	1,419,612
1,280,678	Wells Fargo Mortgage-Backed Securities Trust, (06-AR10-5A1), 2.612%, due 07/25/36 (2)(4)	1,257,004
1,033,694	Wells Fargo Mortgage-Backed Securities Trust, (07-AR3-A4), 5.673%, due 04/25/37 (2)(4)	1,027,236
684,982	Wells Fargo Mortgage-Backed Securities Trust, (08-1-4A1), 5.75%, due 02/25/38	724,260

	Total Residential Mortgage-Backed Securities — Non-Agency	142,836,158

	Total Collateralized Mortgage Obligations (Cost: $126,615,782)	152,861,797

	Bank Loans (0.3%)
	Telecommunications (0.3%)
946,938	Intelsat Jackson Holdings, Ltd. (Luxembourg), Term Loan, 4.679%, due 06/30/19 (6)	949,798

	Total Bank Loans (Cost: $946,938)	949,798

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

June 30, 2014

Principal Amount	Fixed Income Securities	Value
	Corporate Bonds (9.3%)
	Airlines (1.7%)
$474,194	America West Airlines, Inc. Pass-Through Certificates, (01-1), 7.1%, due 10/02/22(EETC)	$529,011
1,731,002	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22(EETC)	1,983,079
514,900	Delta Air Lines, Inc. Pass-Through Certificates, (02-1G1), 6.718%, due 07/02/24(EETC)	606,938
1,000,000	JetBlue Airways Corp. Pass-Through Trust, (04-2-G2), 0.674%, due 05/15/18(EETC) (2)	976,500
725,692	US Airways Group, Inc. Pass-Through Certificates, (10-1A), 6.25%, due 10/22/24(EETC)	825,475

	Total Airlines	4,921,003

	Banks (2.3%)
2,000,000	Citigroup, Inc., 0.777%, due 08/25/36 (2)	1,594,456
1,000,000	HBOS PLC (United Kingdom), (144A), 6%, due 11/01/33 (1)	1,109,448
900,000	JPMorgan Chase Capital XXI, 1.173%, due 01/15/87 (2)	751,500
1,000,000	JPMorgan Chase Capital XXIII, 1.224%, due 05/15/77 (2)	807,500
650,000	Lloyds TSB Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20 (1)	755,493
908,000	Macquarie Bank, Ltd. (Australia), (144A), 6.625%, due 04/07/21 (1)	1,043,791
520,000	Royal Bank of Scotland Group PLC (United Kingdom), 6.125%, due 12/15/22	567,750

	Total Banks	6,629,938

	Commercial Services (0.1%)
275,000	Autopistas Metropolitanas de Puerto Rico LLC, (144A), 6.75%, due 06/30/35 (1)	245,218

	Diversified Financial Services (0.6%)
2,000,000	General Electric Capital Corp., 0.704%, due 08/15/36 (2)	1,703,047

	Electric (1.2%)
1,250,000	Astoria Depositor Corp., (144A), 8.144%, due 05/01/21 (1)	1,325,000
1,000,000	FirstEnergy Transmission LLC, (144A), 4.35%, due 01/15/25 (1)	1,011,575
2,250,000	Gabs Dynegy Danskamm, Series B, 7.67%, due 08/11/16 (7)	—
910,965	Mirant Mid-Atlantic Pass-Through Certificates, Series C, 10.06%, due 12/30/28(EETC)	1,027,113

	Total Electric	3,363,688

	Engineering & Construction (0.6%)
700,000	Heathrow Funding, Ltd. (United Kingdom), (144A), 4.875%, due 07/15/23 (1)	767,094
750,000	Sydney Airport Finance Co. Pty, Ltd. (Australia), (144A), 5.125%, due 02/22/21 (1)	833,733

	Total Engineering & Construction	1,600,827

	Gas (0.6%)
1,500,000	Sabine Pass LNG, LP, (144A), 7.5%, due 11/30/16 (1)	1,612,500

	Insurance (0.3%)
715,000	ZFS Finance USA Trust II, (144A), 6.45%, due 12/15/65 (1)(2)	773,094

	Oil & Gas (0.2%)
500,000	Pacific Drilling V, Ltd., (144A), 7.25%, due 12/01/17 (1)	531,250

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Principal Amount	Fixed Income Securities	Value
	Corporate Bonds (Continued)
	Real Estate (0.5%)
$1,375,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	$1,509,835

	REIT (1.2%)
1,000,000	HCP, Inc., 2.625%, due 02/01/20	1,001,797
700,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	792,530
500,000	Healthcare Realty Trust, Inc., 6.5%, due 01/17/17	562,493
950,000	SL Green Realty Corp., 5%, due 08/15/18	1,035,338

	Total REIT	3,392,158

	Total Corporate Bonds (Cost: $23,964,031)	26,282,558

	Municipal Bonds (2.5%)
800,000	Arizona Health Facilities Authority, Revenue Bond, 0.966%, due 01/01/37 (2)	694,240
1,000,000	California State, Build America Bonds, 7.95%, due 03/01/36	1,220,000
750,000	City of Chicago, Illinois, General Obligation Unlimited, 6.05%, due 01/01/29	798,675
1,000,000	City of New York, New York, Build America Bonds, 6.646%, due 12/01/31	1,188,850
1,200,000	Illinois State, Build America Bonds, 6.63%, due 02/01/35	1,371,540
765,000	Illinois State, General Obligation Bond, 4.35%, due 06/01/18	811,642
800,000	New York City Water and Sewer System, Build America Bonds, 6.491%, due 06/15/42	902,768

	Total Municipal Bonds (Cost: $6,650,020)	6,987,715

	Total Fixed Income Securities (Cost: $ 236,846,317) (92.8%)	262,951,937

Number of Shares	Convertible Preferred Stock
	Electric (0.3%)
16,500	AES Corp., $3.375	855,360

	Total Convertible Preferred Stock (Cost: $772,200) (0.3%)	855,360

	Common Stock
	Electric (0.3%)
3,559	Dynegy, Inc. (8)	123,853
11,293	Mach Gen, LLC (8)	654,994

	Total Electric	778,847

	Total Common Stock (Cost: $ 1,320,396) (0.3%)	778,847

	Closed-end Fund
2,183	BlackRock Build America Bond Trust, 7.29% (9)	47,371

	Total Closed-end Fund (Cost: $ 40,406) (0.0%)	47,371

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

June 30, 2014

Principal Amount	Short Term Investment	Value
	Repurchase Agreement (Cost: $22,594,607) (8.0%)
$22,594,607	State Street Bank & Trust Company, 0%, due 07/01/14, (collateralized by $24,455,000 Federal National Mortgage Association, 2.12%, due 11/07/22, valued at $23,047,150) (Total Amount to be Received Upon Repurchase $22,594,607)	$22,594,607

	U.S. Treasury Securities (0.3%)
10,000	U.S. Treasury Bill, 0.024%, due 08/14/14 (10)	10,000
903,000	U.S. Treasury Bill, 0.025%, due 08/14/14 (10)	902,972

	Total U.S. Treasury Securities (Cost: $912,972)	912,972

	Total Short-Term Investments (Cost $23,507,579) (8.3%)	23,507,579

	TOTAL INVESTMENTS (Cost $262,486,898) (101.7%)	288,141,094
	LIABILITIES IN EXCESS OF OTHER ASSETS (-1.7%)	(4,759,585)

	NET ASSETS (100.0%)	$283,381,509

Futures Contracts — Exchange Traded
Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
BUY
200	S&P 500 E-mini Index Futures	09/19/14	$19,524,000	$96,571

SELL
10	10-Year U.S. Treasury Note Futures	09/19/14	$1,251,719	$4,981

Notes to Schedule of Investments:

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At June 30, 2014, the value of these securities amounted to $73,358,500 or 25.9% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at June 30, 2014.
(3)	All or a portion of this security is segregated to cover open futures contracts.
(4)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(5)	Illiquid security.
(6)	Rate stated is the effective yield.
(7)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(8)	Non-income producing security.
(9)	Rate disclosed, the distribution yield, is as of June 30, 2014.
(10)	Rate shown represents yield-to-maturity.
ABS -	Asset-Backed Securities.
CLO -	Collateralized Loan Obligation.
EETC -	Enhanced Equipment Trust Certificate.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O - Interest	Only Security.
PAC -	Planned Amortization Class.
REIT -	Real Estate Investment Trust.
TAC -	Target Amortization Class.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Investments by Industry (Unaudited)	June 30, 2014

Industry	Percentage of Net Assets
Residential Mortgage-Backed Securities — Non-Agency	50.4%
Asset-Backed Securities	26.8
Residential Mortgage-Backed Securities — Agency	2.8
Municipal Bonds	2.5
Banks	2.3
Electric	1.8
Airlines	1.7
REIT	1.2
Commercial Mortgage-Backed Securities — Non-Agency	0.7
Diversified Financial Services	0.6
Engineering & Construction	0.6
Gas	0.6
Real Estate	0.5
Insurance	0.3
Telecommunications	0.3
Oil & Gas	0.2
Commercial Services	0.1
Closed-end Fund	0.0 *
Short-Term Investments	8.3

Total	101.7%

*	Value rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities (Unaudited)	June 30, 2014

ASSETS:
Investments, at Value (Cost: $262,486,898)	$288,141,094
Cash	55,959
Receivable for Securities Sold	16,097
Interest and Dividends Receivable	1,138,489
Receivable for Variation Margin on Open Financial Futures Contracts	3,219
Other assets	159

Total Assets	289,355,017

LIABILITIES:
Distributions Payable	3,457,305
Payables for Securities Purchased	2,186,219
Accrued Investment Advisory Fees	137,662
Accrued Other Expenses	129,624
Accrued Directors’ Fees and Expenses	49,353
Interest Payable on Borrowings	8,762
Accrued Compliance Expense	4,583

Total Liabilities	5,973,508

NET ASSETS	$283,381,509

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,686,957 shares issued and outstanding)	$476,870
Paid-in Capital	268,963,513
Accumulated Net Realized Loss on Investments and Futures Contracts	(9,213,490)
Distributions in Excess of Net Investment Income	(2,601,132)
Net Unrealized Appreciation on Investments and Futures Contracts	25,755,748

NET ASSETS	$283,381,509

NET ASSET VALUE PER SHARE	$5.94

MARKET PRICE PER SHARE	$5.52

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Operations (Unaudited)	Six Months Ended June 30, 2014

INVESTMENT INCOME:
Income
Interest	$7,101,952
Dividends	151,793

Total Investment Income	7,253,745

Expenses
Investment Advisory Fees	821,921
Audit and Tax Service Fees	65,491
Directors’ Fees and Expenses	58,652
Legal Fees	50,314
Proxy Expense	34,783
Transfer Agent Fees	27,604
Interest Expense	24,201
Accounting Fees	23,267
Listing Fees	21,985
Printing and Distribution Costs	21,353
Custodian Fees	19,202
Compliance Expense	15,325
Miscellaneous Expense	12,816
Administration Fees	6,733
Insurance Expense	5,543

Total Expenses	1,209,190

Net Investment Income	6,044,555

NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS AND FUTURES CONTRACTS:
Net Realized Gain on:
Investments	2,091,169
Futures Contracts	1,814,660
Change in Unrealized Appreciation (Depreciation) on:
Investments	3,587,096
Futures Contracts	(563,843)

Net Realized Gain and Change in Unrealized Appreciation (Depreciation) on Investments and Futures Contracts	6,929,082

INCREASE IN NET ASSETS FROM OPERATIONS	$12,973,637

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
OPERATIONS:
Net Investment Income	$6,044,555	$14,577,425
Net Realized Gain on Investments and Futures Contracts	3,905,829	17,670,762
Change in Unrealized Appreciation (Depreciation) on Investments and Futures Contracts	3,023,253	(3,278,453)

Increase in Net Assets Resulting from Operations	12,973,637	28,969,734

DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income	(6,928,915)	(18,690,880)

CAPITAL SHARE TRANSACTIONS:
Shares Issued in Reinvestment of Dividends (45,047 shares for the year ended December 31, 2013)	—	259,919

Total Increase in Net Assets	6,044,722	10,538,773

NET ASSETS:
Beginning of Period	277,336,787	266,798,014

End of Period	$283,381,509	$277,336,787

Distributions in Excess of Net Investment Income	$(2,601,132)	$(1,716,772)

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Cash Flows (Unaudited)	Six Months Ended June 30, 2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Increase in Net Assets From Operations	$12,973,637
Adjustments to Reconcile Increase in Net Assets Resulting
From Operations to Net Cash Provided by Operating Activities:
Investments Purchased	(22,563,324)
Proceeds from Investments Sold	49,938,680
Short-Term Investments, Net	(22,301,751)
Net Realized and Unrealized (Gain)/Loss on Investments	(5,678,265)
Net Amortization/Accretion of Premium/(Discount)	(61,168)
Changes in Assets and Liabilities:
Decrease in Interest and Dividends Receivable	188,735
Decrease in Variation Margin on Futures	60,781
Decrease in Other Assets	5,392
Decrease in Accrued Other Expenses	(67,176)
Decrease in Accrued Investment Advisory Fees	(5,210)
Decrease in Interest Payable on Borrowings	(43,228)
Increase in Accrued Directors' Fees and Expenses	13,245
Decrease in Accrued Compliance Expense	(465)

Net Cash Provided by Operating Activities	12,459,883

CASH FLOWS USED IN FINANCING ACTIVITIES:
Cash Distributions Paid	(8,144,932)
Decrease in Borrowings	(4,399,000)

Net Cash Used in Financing Activities	(12,543,932)

Net Change in Cash	(84,049)
Cash at Beginning of Period	140,008

Cash at End of the Period	$55,959

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest Paid During the Period	$67,429

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements	June 30, 2014

Note 1 — Significant Accounting Policies

TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended, and is traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation by investing in convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the United States Government, its agencies or its instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage related securities, asset-backed securities, money market securities, other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940.

Security Valuation:    Securities and derivative contracts traded on national exchanges, except those traded on the NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period. Securities traded on the NASDAQ are valued using the NASDAQ Official Closing Price, which may not be the last reported sales price. Other securities which are traded on the over-the-counter (“OTC”) market are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. Short-term debt securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to market basis until such time as they reach a remaining maturity of 60 days, after which they are valued at amortized cost using their value as of the 61st day prior to maturity. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. Securities for which market quotations are not readily available, including circumstances under which market quotations are not reflective of a security’s market value, are fair valued by the Advisor as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 1 — Significant Accounting Policies (Continued)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:    A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Asset-backed securities and mortgage-backed securities.    The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Bank loans.    The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are

TCW Strategic Income Fund, Inc.

June 30, 2014

Note 1 — Significant Accounting Policies (Continued)

generally categorized in Level 2 of the fair value hierarchy; if the discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. The value of the Fund’s futures contracts is marked daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. As such they are categorized in Level 1.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

U.S. Government and agency securities.    U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$72,858,224	$3,011,845	$75,870,069
Collateralized Mortgage Obligations
Commercial Mortgage-Backed Securities — Non-Agency	—	2,111,823	—	2,111,823
Residential Mortgage-Backed Securities — Agency	—	7,913,816	—	7,913,816
Residential Mortgage-Backed Securities — Non-Agency	—	138,104,572	4,731,586	142,836,158

Total Collateralized Mortgage Obligations	—	148,130,211	4,731,586	152,861,797

Bank Loans*	—	949,798	—	949,798
Corporate Bonds*	—	26,282,558	—	26,282,558
Municipal Bonds	—	6,987,715	—	6,987,715

Total Fixed Income Securities	—	255,208,506	7,743,431	262,951,937

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 1 — Significant Accounting Policies (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)		Total
Convertible Preferred Stock*	$855,360	$		$		$855,360
Common Stock*	778,847		—		—	778,847
Closed-end Fund	47,371		—		—	47,371

Short-Term Investments*	912,972		22,594,607		—	23,507,579

Total Investments	2,594,550		277,803,113		7,743,431	288,141,094

Asset Derivatives
Futures Contracts
Equity Risk	96,571		—		—	96,571
Interest Rate Risk	4,981		—		—	4,981

Total	$2,696,102		$277,803,113		$7,743,431	$288,242,646

*	See Schedule of Investments for corresponding industries.

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the period ended June 30, 2014.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Residential Mortgage-Backed Securities — Non-Agency	Total
Balance as of December 31, 2013	$3,869,947	$4,973,477	$8,843,424
Accrued Discounts (Premiums)	—	(367,880)	(367,880)
Realized Gain (Loss)	—	—	—
Change in Unrealized Appreciation	(33)	125,989	125,956
Purchases	—	—	—
Sales	(858,069)	—	(858,069)
Transfers in to Level 3 (1)	—	—	—
Transfers out of Level 3 (1)	—	—	—

Balance as of June 30, 2014	$3,011,845	$4,731,586	$7,743,431

Change in Unrealized Appreciation from Investments Still Held at June 30, 2014	$(33)	$125,989	125,956

(1)	The Fund recognizes transfers in and out at the beginning of the period.

TCW Strategic Income Fund, Inc.

June 30, 2014

Note 1 — Significant Accounting Policies (Continued)

Significant unobservable valuations inputs of Level 3 investments as of June 30, 2014, are as follows:

Description	Fair Value at 6/30/14	Valuation Techniques*	Unobservable Input	Range
Asset-Backed Securities	$3,011,845	Third-party Broker	Broker Quotes	$100
Residential Mortgage-Backed Securities — Non-Agency (Interest Only, Collateral Strip Rate Securities)	$3,753,172	Third-party Vendor	Vendor Prices	$1.029 to $3.579
Residential Mortgage-Backed Securities — Non-Agency (Interest Only Securities)	$978,414	Third-party Vendor	Vendor Prices	$21.223

*	The valuation technique employed on the Level 3 securities involves the use of third-party broker quotes and vendor prices. The Advisor monitors the third-party brokers and vendors using the valuation process described below.

Level 3 Valuation Process:    Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent from the Pricing Committee in accordance with procedures established by the Board of Directors, and under the general oversight of the Board of Directors. The Pricing Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Pricing Committee reports to the Board of Directors at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the Fund’s President, Chief Compliance Officer and members of TCW Mutual Fund Administration, Legal and Compliance Departments as well as alternate members as may be designated from time to time. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Distributions:    Distributions to shareholders are recorded on each ex-dividend date. The Fund declared and paid or reinvested dividends quarterly under an income-based distribution policy. The income-based distribution policy has a stated goal of providing quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the Investment Company Act of 1940 and Sub-chapter M of the Internal Revenue Code. The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in-capital and may affect net investment income per share.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 1 — Significant Accounting Policies (Continued)

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the period ended June 30, 2014, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Futures Contracts (1)	$96,571	$4,981	$101,552

Total Value	$96,571	$4,981	$101,552

Statement of Operations:
Realized Gain (Loss) on:
Futures Contracts	$1,823,894	$(9,234)	$1,814,660

Total Realized Gain (Loss)	$1,823,894	$(9,234)	$1,814,660

Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	$(568,824)	$4,981	$(563,843)

Total Change in Appreciation (Depreciation)	$(568,824)	$4,981	$(563,843)

Notional Amounts (2)
Futures Contracts	147	10	157

(1)	Includes cumulative appreciation of futures contracts as reported in the Schedule of Investments. Only variation margin on June 30, 2014 is reported within the Statement of Assets and Liabilities.
(2)	Amounts disclosed represent average number of contracts, which are representative of the volume traded during the period ended June 30, 2014.

Counterparty Credit Risk:    A derivative contract may result in a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing

TCW Strategic Income Fund, Inc.

June 30, 2014

Note 1 — Significant Accounting Policies (Continued)

broker’s customers, potentially resulting in losses to the Fund. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund.

Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund has implemented the disclosure requirements pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards update No. 2013-01, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards.

Futures Contracts:    The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 1 — Significant Accounting Policies (Continued)

Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund used S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized Treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at June 30, 2014 are listed in the Fund’s Schedule of Investments.

Swap Agreements:    The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The Fund may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market the value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing

TCW Strategic Income Fund, Inc.

June 30, 2014

Note 1 — Significant Accounting Policies (Continued)

transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended June 30, 2014, the Fund did not enter into such agreements.

Mortgage-Backed Securities:    The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal prepayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Fund may enter into when issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase particular

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 1 — Significant Accounting Policies (Continued)

securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. To guard against the deemed leverage, the Fund segregates cash or securities in the amount or value at least equal to the amount of these transactions.

Repurchase Agreements:    The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The following table presents the Fund’s repurchase agreements by counterparty net of amounts available for offset under the MRA and net of the related collateral received by the Fund as of June 30, 2014:

Counterparty	Gross Assets Subject to Master Agreement	Collateral Received		Assets / (Liabilities) Available for Offset	Net Amount of Assets (1)
State Street Bank & Trust Co.	$22,594,607	$(22,594,607	) (2)	$—	$—

(1)	Represents the net amount receivable from the counterparty in the event of default.
(2)	Collateral with a value of $23,047,150 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

Security Lending:    The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended June 30, 2014.

TCW Strategic Income Fund, Inc.

June 30, 2014

Note 2 — Risk Considerations

Market Risk: The Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Liquidity Risk:    The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk:    The Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgage-backed or other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk:    The values of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

The Fund may invest a material portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Risk Considerations (Continued)

perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Fund’s Statement of Assets and Liabilities.

Note 3 — Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At June 30, 2014, net unrealized appreciation for federal income tax purposes was as follows:

Unrealized Appreciation	$28,982,659
Unrealized (Depreciation)	(3,399,551)

Net Unrealized Appreciation	$25,583,108

Cost of Investments for Federal Income Tax Purposes	$262,557,986

The Fund did not have any unrecognized tax benefits at June 30, 2014, nor were there any increases or decreases in unrecognized tax benefits for the six months ended June 30, 2014. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

For the year ended December 31, 2013, the Fund distributed, on a tax basis, $18,690,880 of ordinary income. The Fund had no undistributed ordinary income at December 31, 2013, on a tax basis.

At December 31, 2013, the Fund had a total loss carry forward for federal income tax purposes of $9,786,243 which will expire in 2018.

TCW Strategic Income Fund, Inc.

June 30, 2014

Note 4 — Investment Advisory and Service Fees

As compensation for the services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.

In addition to the management fees, the Fund reimburses, with approval by the Fund’s Board of Directors, a portion of the Advisor’s costs associated in support of the Fund’s Rule 38a-1 compliance obligations, which is included in the Statement of Operations as Compliance Expense.

Note 5 — Purchases and Sales of Securities

For the six months ended June 30, 2014, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated to $24,725,668 and $50,459,660, respectively for non-U.S. Government Securities and aggregated to $0 and $105,572, respectively, for U.S. Government Securities.

Note 6 — Directors’ Fees

Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $58,652 from the Fund for the six months ended June 30, 2014. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred are recorded on the Fund’s books as other liabilities. Deferred compensation is included within directors’ fees and expenses in the Statement of Assets and Liabilities. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor.

Note 7 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at June 30, 2014.

Note 8 — Loan Outstanding

The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement with The Bank of New York Mellon which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the Federal Funds Rate plus 1.10%. There is also an annual commitment fee of $35,000. The average daily loan balance during the period for which loans were outstanding amounted to $4,762,976 and the weighted average interest rate was 1.22%. Interest expense on the line of credit was $24,201 for the six months ended June 30, 2014. The maximum outstanding loan balance during the six months ended June 30, 2014 was $8,680,000. There was no loan balance outstanding at June 30, 2014.

Note 9 — Indemnifications

Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by the Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 9 — Indemnifications (Continued)

would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.

Note 10 — Recently Issued Accounting Pronouncement

On June 7, 2013, the FASB issued Accounting Standards Update No. 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). ASU No. 2013-08 sets forth a new approach for determining whether a public or private entity is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU No. 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management has determined that as an investment company that is regulated under the 1940 Act, the Fund qualifies as an investment company pursuant to FASB Accounting Standards Codification No. 946, Financial Services — Investment Companies and meets the reporting requirement under the new pronouncement.

TCW Strategic Income Fund, Inc.

Financial Highlights

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value Per Share, Beginning of Period	$5.82		$5.60	$4.94	$5.52	$4.77	$3.64

Income from Operations:
Net Investment Income (1)	0.13		0.31	0.43	0.54	0.90	0.78
Net Realized and Unrealized Gain (Loss) on Investments	0.14		0.30	0.78	(0.23)	0.47	0.86

Total from Investment Operations	0.27		0.61	1.21	0.31	1.37	1.64

Less Distributions:
Distributions from Net Investment Income	(0.15)		(0.39)	(0.55)	(0.89)	(0.62)	(0.51)

Net Asset Value Per Share, End of Period	$5.94		$5.82	$5.60	$4.94	$5.52	$4.77

Market Value Per Share, End of Period	$5.52		$5.34	$5.36	$4.85	$5.22	$4.37

Net Asset Value Total Return (2)	4.59	% (3)	11.19%	24.95%	5.50%	29.53%	46.61%
Market Price Return (4)	6.14	% (3)	6.92%	22.20%	10.54%	34.54%	60.97%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$283,382		$277,337	$266,798	$235,227	$262,582	$227,310
Ratio of Expenses Before Interest Expense to Average Net Assets	0.85	% (5)	0.91%	1.03%	0.98%	1.00%	1.12%
Ratio of Interest Expense to Average Net Assets	0.02	% (5)	0.11%	0.21%	0.27%	0.19%	0.34%
Ratio of Total Expenses to Average Net Assets	0.86	% (5)	1.02%	1.24%	1.26%	1.19%	1.47%
Ratio of Net Investment Income to Average Net Assets	4.32	% (5)	5.25%	7.88%	9.58%	16.67%	18.62%
Portfolio Turnover Rate	9.17	% (3)	34.97%	35.09%	39.63%	49.30%	30.31%

(1)	Computed using average shares outstanding throughout the period.
(2)	Based on net asset value per share, adjusted for reinvestment of distributions.
(3)	For the six months ended June 30, 2014 and not indicative of a full year’s results.
(4)	Based on market price per share, adjusted for reinvestment of distributions.
(5)	Annualized.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Supplemental Information (Unaudited)

Proxy Voting Guidelines

The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of Directors of the Fund has delegated the Fund’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Fund’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Fund, must prepare and file Form N-PX with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 1-(877) 829-4768 to obtain a hard copy. You may also obtain the Fund’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or
2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

Corporate Governance Listing Standards

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on October 14, 2013 as part of its Annual Written Affirmation. Also in accordance with Section 303A.12 of the New York Stock Exchange Listed Company Manual, the Fund submitted Interim Written Affirmations on January 6, 2014 and March 17, 2014.

TCW Strategic Income Fund, Inc. Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net assets value per share. You will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, is selling above the net asset value, you will receive shares at a price equal to the higher of the net asset value per share on the payment date or 95% of the closing market price on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.

To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box #30170, College Station, TX 77842-3170, or call toll free at (866) 227-8179. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877) 829-4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.

Distribution policy

The Fund has a net investment income-based distribution policy. The policy is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the Investment Company Act of 1940 and Sub-chapter M of the Internal Revenue Code.

Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.

You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

TCW TSIsrt9672 8/11/14 TCW Strategic Income Fund, Inc. 865 South Figueroa Street Los Angeles, California 90017 866 227 8179 www.TCW.com Investment Advisor TCW Investment Management Company 865 South Figueroa Street Los Angeles, California 90017 Transfer Agent, Dividend Reinvestment and Disbursement Agent and Registrar Computershare P.O. Box #30170 College Station, TX 77842-3170 Independent Registered Public Accounting Firm Deloitte & Touche, LLP 350 South Grand Avenue Los Angeles, California 90071 Custodian & Administrator State Street Bank & Trust Company One Lincoln Street Boston, Massachusetts 02111 Legal Counsel Dechert LLP 1900 K Street N.W. Washington, D.C. 20006 Directors Samuel P. Bell Director David S. DeVito Director, President, and Chief Executive Officer John A. Gavin Director Patrick C. Haden Director, Chairman Janet E. Kerr Director David B. Lippman Director Peter McMillan Director Charles A. Parker Director Victoria B. Rogers Director Andrew Tarica Director Officers Meredith S. Jackson Senior Vice President, General Counsel, Secretary and Interim Chief Compliance Officer Richard Villa Treasurer, and Principal Financial and Accounting Officer Peter A. Brown Senior Vice President George N. Winn Assistant Treasurer Patrick Dennis Assistant Secretary Jon-Luc Dupuy Assistant Secretary TS/srt9672 8/11/14

Item 2.	Code of Ethics.

Not required for this filing.

Item 3.	Audit Committee Financial Expert.

Not required for this filing.

Item 4.	Principal Accountant Fees and Services.

Not required for this filing.

Item 5.	Audit of Committee of Listed Registrants.

Not required for this filing.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required for this filing.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not required for this filing.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c)

under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not required for this filing

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not required for this filing

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)

/s/ David S. DeVito
David S. DeVito
Chief Executive Officer

Date	August 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ David S. DeVito
David S. DeVito
Chief Executive Officer

Date	August 22, 2014

By (Signature and Title)

/s/ Richard M. Villa
Richard M. Villa
Chief Financial Officer

Date	August 22, 2014